UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
 _____________________________________________
 Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 1, 2017
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MPLX LP
(Exact name of registrant as specified in its charter)
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Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 421-2414
(Former name or former address, if changed since last report.)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
MPL Transportation Services Agreement
Marathon Pipe Line LLC (“MPL”), a wholly-owned subsidiary of MPLX LP (the “Partnership”), entered into a Transportation Services Agreement with Marathon Petroleum Company LP (“MPC LP”), on November 1, 2017 (the “MPL Transportation Services Agreement”). Under the MPL Transportation Services Agreement, MPL provides pipeline transportation of crude oil and refined products, as well as related services, for MPC LP. MPC LP pays MPL monthly for such services based on contractual rates relating to MPC LP crude oil and refined product deliveries as well as any viscosity surcharges, loading, handling, transfers or other related charges.

Under the MPL Transportation Services Agreement, if MPC LP fails to transport its quarterly minimum throughput volumes, MPC LP will pay a deficiency payment equal to the volume of the deficiency multiplied by the rate then in effect. If the minimum capacity of the pipeline falls below the level of MPC LP’s commitment at any time, depending on the cause of the reduction in capacity, MPC LP’s commitment may be reduced or MPC LP will receive a credit for its minimum volume commitment for that period.

The MPL Transportation Services Agreement, has an initial term ending on December 31, 2026, and automatically renews for two additional renewal terms of four years each unless either party provides the other party with written notice of its intent to terminate at least six months prior to the end of the then-current term.

The foregoing description of the MPL Transportation Services Agreement is not complete and is qualified in its entirety by reference to the full text of the MPL Transportation Services Agreement, which is filed as Exhibit 10.1 and incorporated herein by reference.

Fourth Amendment to HST Transportation Services Agreement
Hardin Street Transportation LLC (“HST”), a wholly-owned subsidiary of the Partnership, is a party to a Transportation Services Agreement with MPC LP dated January 1, 2015 (the “HST Transportation Services Agreement”). Under the HST Transportation Services Agreement, HST provides pipeline transportation of crude oil and refined products, as well as related services, for MPC LP. The parties entered into a Fourth Amendment to the Transportation Services Agreement on November 1, 2017 (the “Fourth Amendment”) to remove certain pipeline systems from the HST Transportation Services Agreement.

The foregoing description of the Fourth Amendment is not complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, which is filed as Exhibit 10.2 and incorporated herein by reference.

Relationships
MPLX GP LLC, the general partner of the Partnership (the “General Partner”), manages the Partnership’s operations and activities through the General Partner’s officers and directors. The General Partner and MPC LP are wholly-owned subsidiaries of Marathon Petroleum Corporation (“MPC”). As a result, certain individuals serve as officers and/or directors of one or more of such entities. MPC holds, indirectly through its subsidiaries, 118,090,823 common units representing limited partner interests (“Common Units”), representing approximately 29 percent of the Common Units issued and outstanding as of November 6, 2017. Through its ownership of the General Partner, MPC also indirectly owns all of the Partnership’s incentive distribution rights as well as 8,307,478 general partner units, representing a two percent general partner interest in the Partnership.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 3, 2017, the Partnership announced the appointment of C. Kristopher Hagedorn to serve as the Partnership’s chief accounting officer, effective December 4, 2017. Mr. Hagedorn will also serve as vice president and controller of the General Partner. In his capacity as the Partnership’s chief accounting officer, Mr. Hagedorn will replace Paula L. Rosson, the senior vice president and chief accounting officer of the General Partner, whose transition to a new role within the Partnership was previously reported by the Partnership.

Mr. Hagedorn, age 41, comes to the Partnership after having served as vice president and controller of CONSOL Energy Inc., a natural gas exploration, development and production company (“CONSOL Energy”). Mr. Hagedorn joined CONSOL Energy as director of financial accounting in November 2012. He was named assistant controller in April 2014 and appointed vice president and controller in August 2015. From September 2014 to August 2015, Mr. Hagedorn also served as the chief accounting officer of CONE Midstream Partners LP, a master limited partnership formed by CONSOL Energy and Noble Energy, Inc. Prior to his tenure at CONSOL Energy, Mr. Hagedorn served in various roles of increasing responsibility with PricewaterhouseCoopers from 1998 through 2012. Mr. Hagedorn has a Bachelor of Science in Business Administration with a major in accounting from West Virginia University and is a certified public accountant licensed in Pennsylvania.

Mr. Hagedorn will receive an annual base salary from MPC and is eligible to participate in MPC’s annual cash bonus program and long-term incentive compensation plan, as well as other benefit plans and programs such as health and life insurance, income protection by means of long-term and short-term disability and retirement and severance benefits plans. Mr. Hagedorn is also eligible to participate in the Partnership’s long-term incentive compensation plan.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1	Transportation Services Agreement, dated November 1, 2017, between Marathon Pipe Line LLC and Marathon Petroleum Company LP
10.2	Fourth Amendment to Transportation Services Agreement, dated November 1, 2017, between Hardin Street Transportation LLC and Marathon Petroleum Company LP

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: November 7, 2017	By:	/s/ Pamela K.M. Beall
Name: Pamela K.M. Beall
Title: Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

10.1	Transportation Services Agreement, dated November 1, 2017, between Marathon Pipe Line LLC and Marathon Petroleum Company LP
10.2	Fourth Amendment to Transportation Services Agreement, dated November 1, 2017, between Hardin Street Transportation LLC and Marathon Petroleum Company LP